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                                                                   EXHIBIT 10.32

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                          REGISTRATION RIGHTS AGREEMENT
                                      AMONG
           UNITED AUTO GROUP, INC., INTERNATIONAL MOTOR CARS GROUP I, L.L.C.,
                   INTERNATIONAL MOTOR CARS GROUP II, L.L.C.,
                       J.P. MORGAN PARTNERS (BHCA), L.P.,
                                       AND
                         VIRGINIA SURETY COMPANY, INC.,









                                FEBRUARY 22, 2002


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                                                REGISTRATION RIGHTS
                                      AGREEMENT dated as of February 22, 2002
                                      (this "Agreement"), among United Auto
                                      Group, Inc., a Delaware corporation (the
                                      "Company"), International Motor Cars Group
                                      I, L.L.C., ("IMCG I"), a limited liability company organized under the laws of the State of Delaware, International Motor Cars Group II, L.L.C., a limited liability company organized under the laws of the State of Delaware ("IMCG II," and together with IMCG I, "IMCG"), J.P. Morgan Partners
                                      (BHCA), L.P., a limited partnership
                                      organized under the laws of the State of Delaware, and successor to Chase Equity Associates, L.P., a limited partnership organized under the laws of the State of California ("JPMP"), and Virginia Surety Company, Inc., a corporation organized under the laws of the State of Illinois ("AON").

                  WHEREAS, JPMP, AON, Penske Capital Partners, L.L.C., a limited liability company organized under the laws of the State of Delaware ("Penske Capital"), and Penske Corporation, a corporation organized under the laws of the State of Delaware ("Penske Corporation," and together with Penske Capital, "Penske") are parties to an Amended and Restated Limited Liability Company Agreement dated as of the date hereof (as amended, the "IMCG I Operating Agreement") for IMCG I.

                  WHEREAS, JPMP and Penske Capital are parties to an Amended and Restated Limited Liability Company Agreement dated as of the date hereof, (as amended, the "IMCG II Operating Agreement", and together with the IMCG I Operating Agreement, the "Operating Agreements") for IMCG II.

                  WHEREAS, on February 1, 2002, IMCG I exercised Warrant No. 1 ("Warrant No. 1") issuable for 3,915,580 shares of Voting Common Stock and issued related Class A Units of IMCG I to the members thereof in accordance with the provisions of the IMCG I Operating Agreement.

                  WHEREAS, on February 1, 2002, IMCG II exercised Warrant No. 2 ("Warrant No. 2," and together with Warrant No. 1, the "Warrants") issuable for 1,106,113 shares of Non-Voting Common Stock and issued related Class B Units of IMCG II to the members thereof in accordance with the provisions of the IMCG II Operating Agreement.

                  WHEREAS, pursuant to agreements among IMCG, JPMP and AON, each of JPMP and AON may, from time to time, cause IMCG to distribute shares of Common Stock (as defined below) or securities convertible into Common Stock to JPMP or AON, as the case may be.




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                  WHEREAS, if JPMP or AON, after conversion of the Preferred
Stock or exercise of the Warrants, desires to sell shares of Common Stock beneficially owned by JPMP and AON, it may be desirable to register such shares under the Securities Act (as defined below).

                  WHEREAS, as part of, and as consideration for, the exercise of the Warrants by IMCG on February 1, 2002, the Company hereby grants to IMCG, JPMP and AON certain registration rights and other rights with respect to certain shares of Voting Common Stock and Non-Voting Common Stock as more fully set forth herein.

                  ACCORDINGLY, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS.

         As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  "Affiliate" means "affiliate" as defined in Rule 405 promulgated under the Securities Act.

                  "Certificate of Incorporation" means the Certificate of Incorporation of the Company, as it may be amended or restated hereafter from time to time.

                  "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  "Common Stock" means any shares of Voting Common stock, par value $0.0001 per share, and Non-Voting Common Stock, par value $0.0001 per share, of the Company, now or hereafter authorized to be issued, and any and all securities of any kind whatsoever of the Company which may be issued on or after the date hereof in respect of, in exchange for, or upon conversion of shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of the Company or otherwise. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be obligated to register any Preferred Stock, Warrants or Non-Voting Common Stock.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

                  "Harvard" means Aeneas Venture Corporation, a Delaware corporation.

                  "Mitsui" means, collectively, Mitsui & Co, Ltd., a Japanese company and Mitsui & Co (U.S.A.), Inc., a New York corporation.






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                  "Non-Voting Common Stock" means any shares of non-voting
common stock, par value $0.0001 per share, of the Company, now or hereafter authorized to be issued, and any and all securities of any kind whatsoever of the Company which may be issued on or after the date hereof in respect of, in exchange for, or upon conversion of shares of Non-Voting Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of the Company or otherwise.

                  "Person" means a corporation, an association, a partnership, an organization, a business, a trust, an individual, or any other entity or organization, including a government or political subdivision or an instrumentality or agency thereof.

                  "Preferred Stock" means collectively, the Series A Preferred Stock and the Series B Preferred Stock.

                  "Registrable Securities" means (i) any shares of Voting Common Stock distributed or distributable to or saleable for the account of JPMP or AON by IMCG I or IMCG II, as the case may be, (ii) any shares of Voting Common Stock issued or issuable upon the conversion, exercise or exchange of any shares of Preferred Stock, Warrants, Non-Voting Common Stock or any other Common Stock equivalents distributed or distributable to JPMP or AON by IMCG I or IMCG II, as the case may be, and (iii) any shares of Common Stock issued with respect to the Common Stock referred to in clauses (i) or (ii) by way of a stock dividend, stock split or reverse stock split or in connection with a combination of shares, recapitalization, merger, consolidation or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities (a) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not, in the unqualified opinion of counsel to JPMP with respect to securities held by or, distributed or distributable to JPMP or AON with respect to securities held by, or distributed or distributable to AON, as applicable, require registration of them under the Securities Act, or (c) when such securities shall have been sold as permitted by, and in compliance with, the Securities Act. Any certificate evidencing the Registrable Securities which are restricted from free resale shall bear a legend stating that the securities have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale of the securities.

                  "Registration Expenses" means all expenses incident to the registration and disposition of the Registrable Securities pursuant to Section 2 hereof, including, without limitation, all registration, filing and applicable national securities exchange fees, all fees and expenses of complying with state securities or blue sky laws (including fees and disbursements of counsel to the underwriters or JPMP or AON in connection with "blue sky" qualification of the Registrable Securities and determination of their eligibility for investment under the laws of the various jurisdictions), all word processing, duplicating and printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters or any special audits required




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by, or incident to, such registration, all fees and disbursements of underwriters (other than underwriting discounts and commissions), all transfer taxes, and all fees and expenses of counsel to (i) JPMP, up to a maximum of $50,000 per registration, and (ii) AON, up to a maximum of $20,000 per registration; provided, however, that Registration Expenses shall exclude, and JPMP and AON shall pay, any applicable underwriting discounts and commissions, if any, in respect of their respective Registrable Securities being registered.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

                  "Series A Preferred Stock" means the Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company, which shares of Series A Preferred Stock are convertible into shares of Voting Common Stock.

                  "Series B Preferred Stock" means the Series B Convertible Preferred Stock, par value $0.0001 per share, of the Company, which shares of Series B Preferred Stock are convertible into shares of Non-Voting Common Stock.

                  "Standstill Shares" means the sum of (i) 3,122,449 Registrable Securities held by IMCG for the account of JPMP and (ii) 1,377,551 Registrable Securities held by IMCG for the account of AON.

                  "Voting Common Stock" means any shares of voting common stock, par value $0.0001 per share, of the Company, now or hereafter authorized to be issued, and any and all securities of any kind whatsoever of the Company which may be issued on or after the date hereof in respect of, in exchange for, or upon conversion of shares of Voting Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of the Company or otherwise.

         When reference is made herein to Registrable Securities held by IMCG for the account of JPMP or AON (or similar references) such references shall be to shares of capital stock of the Company contained in the JPMP Share Account or the AON Share Account (as each such term is defined in the applicable Operating Agreement(s)) held by IMCG for the account of such Persons.

                                   ARTICLE II

                     REGISTRATION UNDER SECURITIES ACT, ETC.

2.1    REGISTRATION.

           (a) Registration. The Company shall effect two (2) registrations under the Securities Act of all of the Registrable Securities by means of a shelf registration pursuant to Rule 415 of the Securities Act (or other applicable rule), in accordance with Section 2.1(h) hereof. The Company (i) shall effect such registration under the Securities Act of the Registrable





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Securities, (ii) shall use its best efforts to obtain acceleration of the effective date of the registration statement relating to such registration, and
(iii) shall maintain the effectiveness of each such registration with respect to the Registrable Securities held by IMCG for the respective accounts of each of JPMP and AON, as applicable, until such time as the Company receives an unqualified opinion of counsel to each of JPMP with respect to Registrable Securities held by IMCG for the account of JPMP and AON, with respect to Registrable Securities held by IMCG for the account of AON, as applicable, that the Registrable Securities held by IMCG for the respective account of each of JPMP and AON, in each case, such opinion to be reasonably acceptable to the Company, to which such registration relates may be freely transferred pursuant to Rule 144(k) promulgated under the Securities Act.

           (b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 2.1, the Company may, upon notice to JPMP and AON, include securities of the Company which are held by Persons who, by virtue of agreements with the Company, are entitled to include such securities, in each case, in any such registration (the "Other Stockholders").

           (c) Registration Statement Form. Registrations under this Section 2.1 shall be on such appropriate registration form of the Commission as shall be selected by the Company and as shall be reasonably acceptable to JPMP, after consultation with AON.

           (d) Expenses. The Company shall pay all Registration Expenses (except as set forth in the definition of Registration Expenses) in connection with any registration pursuant to this Section 2.1.

           (e) Effective Registration Statement. A registration pursuant to this
Section 2.1 shall not be deemed to have been effected (including for purposes of paragraph (h) of this Section 2.1) (i) unless a registration statement with respect thereto has become effective and has been kept continuously effective for such period of time referred to in clause (iii) of Section 2.1(a) (or such shorter period which shall terminate when all the Registrable Securities covered by such registration statement have been sold pursuant thereto), (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to JPMP and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived.

           (f) Underwritten Offering; Selection of Underwriters.

                 (i) JPMP and AON shall be entitled to one (1) underwritten offering of Registrable Securities at JPMP's request; provided, however, that neither JPMP nor AON shall be entitled to an underwritten offering of Registrable Securities pursuant to this Section 2.1 until August 1, 2003, it being understood that the foregoing restriction shall not apply to any registration of Registrable Securities pursuant to Section 2.2 and shall not preclude sales on securities, exchanges, or in the over-the-counter markets, and, provided, further, that in the event that such underwritten offering is not consummated or the registration statement with respect thereto is withdrawn, such underwritten offering shall not count for purposes of this clause (i), it being understood, however, that JPMP shall not be entitled to request more than one (1) underwritten offering within any twelve (12) month period.

                 (ii) The underwriters of each underwritten offering of the Registrable Securities to be so registered pursuant to this Section 2.1 shall be selected by JPMP, after consultation with AON, and shall be subject to the approval of the Company, not to be unreasonably withheld or delayed.

         (g) Right to Withdraw. If the managing underwriter of any underwritten offering shall advise JPMP and AON that the Registrable Securities covered by the registration statement cannot be sold in such offering within a price range acceptable to either JPMP or AON, then each of JPMP and AON shall have the right to notify the Company in writing that such party has determined that the registration statement with respect to the Registrable Securities held by JPMP or AON, as applicable, be abandoned or withdrawn, in which event the Company shall abandon or withdraw such registration statement with respect to the Registrable Securities held by JPMP or AON, as applicable.

         (h) Terms of Registration.

                 (i) Pursuant to the terms and provisions of this Section 2.1, the Company shall effect two (2) shelf registrations of Registrable Securities in accordance with the following:

                 (ii) The Company shall effect the first such shelf registration pursuant to Rule 415 of the Securities Act (the "Initial Shelf Registration") in accordance with the following provisions:

                      (A) in the event that the Company files a registration statement with the Commission and such registration has been declared effective on or before May 1, 2002, then the Company shall have the Initial Shelf Registration declared effective on or prior to the day immediately following the expiration of any "lock-up" period applicable to IMCG, JPMP and AON pursuant to any related underwriting agreement, it being agreed between the Company, IMCG, JPMP and AON that in no event shall such "lock-up" period last longer than ninety (90) days; or

                      (B) in the event that (1) the Company does not file a registration statement with the Commission or (2) a registration statement has been filed but not declared effective on or before May 1, 2002, then the Company shall have the Initial Shelf Registration declared effective on May 2, 2002.

                 (iii) The number of Registrable Securities that the Company shall include in the Initial Shelf Registration shall be equal to the difference between (X) the aggregate number of Registrable Securities held by IMCG for the respective account of each of





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      JPMP and AON minus (Y) the sum of (i) the aggregate number of Registrable
      Securities actually sold by JPMP and AON in a registration effected pursuant to clause (A) above and (ii) the Standstill Shares.

                 (iv) The Company shall have the second such shelf registration pursuant to Rule 415 of the Securities Act (the "Second Shelf Registration"), contemplated by Section 2.1(a) hereof, declared effective by the Commission on or before February 1, 2003.

                 (v) The number of Registrable Securities that the Company shall include in the Second Shelf Registration shall be equal to the number of Registrable Securities that were not registered pursuant to the Initial Shelf Registration, but shall in no event be less than the number of Standstill Shares.

         (i) Plan of Distribution. Subject to the provisions of this Agreement, each of the Initial Shelf Registration and the Second Shelf Registration shall include a plan of distribution of Registrable Securities as JPMP and AON deem necessary and appropriate following consultation with the Company.

         (j) Postponement. The Company shall not postpone the filing of any registration statement required to be prepared and filed by it pursuant to this
Section 2.1 for any reason.

         (k) Lock-up. From and after the date hereof, in the event that (i) either of the Initial Shelf Registration or the Second Shelf Registration has been declared effective and (ii) the Company has notified JPMP and AON of its bona fide intent to consummate a public offering of primary securities, each of IMCG, JPMP and AON hereby agree to be bound to a customary underwriting "lock-up" period in connection with such offering, such "lock-up" period to commence on the date that the public offering price is determined and shall last no longer than 90 days; provided, that JPMP and AON shall only be subject to such "lock-up" period if all officers, directors and 5% or more shareholders of the Company are subject to such "lock-up" period in connection with such offering. Notwithstanding the foregoing or anything else contained herein to the contrary, neither JPMP, AON nor IMCG, with respect to any Registrable Securities it holds for the account of JPMP and AON, shall be obligated to agree, or be subject, to more than one "lock-up" period within any twelve-month period.

2.2   INCIDENTAL REGISTRATION.

         (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its securities under the Securities Act by registration on Form S-1, S-2 or S-3 or any successor or similar form(s) (except registrations on any Form S-4, S-8 or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger or consolidation or acquisition of a business), whether or not for sale for its own account, it will each such time give prompt written notice to JPMP and AON of its intention to do so and of JPMP's and AON's rights under this Section 2.2. Upon the written request of JPMP and AON (which request shall specify the maximum number of Registrable Securities intended to be disposed of by each of JPMP and AON), made as promptly as





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practicable and in any event within 30 days after the receipt of any such notice
(15 days if the Company states in such written notice or gives telephonic notice to JPMP and AON, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), the Company shall use its reasonable best efforts to include in such registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by JPMP and AON (it being understood that any shares included in such offering by JPMP and AON shall be calculated on a pro rata basis, among JPMP and AON, determined with respect to all Registrable Securities held by IMCG for the respective account of each of JPMP and AON (on a fully diluted basis) on the date hereof). Notwithstanding anything to the contrary contained in this Agreement, the Company may in its discretion withdraw any registration commenced pursuant to this Section 2.2 without liability to the holders of Registrable Securities. No registration effected under this Section
2.2 shall relieve the Company of its obligation to effect any registration under
Section 2.1. The Company will pay all Registration Expenses in connection with any registration of Registrable Securities requested pursuant to this Section 2.2.

         (b) Right to Withdraw. Each of JPMP and AON shall have the right to withdraw its respective request for inclusion of its Registrable Securities held by IMCG for its respective account in any registration statement pursuant to this Section 2.2 at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to the Company of its request to withdraw.

         (c) Priority in Incidental Registrations.

                 (i) Subject to clause (ii) below, if the managing underwriter of any underwritten offering shall inform the Company by letter of its belief that the number of Registrable Securities requested to be included in such registration, when added to the number of other securities to be offered in such registration, would materially adversely affect such offering, then the Company shall include in such registration, (the "Section 2.2 Sale Amount"), (A) all of the securities proposed by the Company to be sold for its own account; (B) thereafter, to the extent the
      Section 2.2 Sale Amount is not exceeded, any other securities of the Company requested to be included in such registration by such Person initiating or demanding such registration; (C) thereafter, to the extent the Section 2.2 Sale Amount is not exceeded, any other securities of the Company requested to be included in such registration by JPMP, AON, Mitsui, Penske and its Affiliates and Harvard on a pro rata basis, with the amount of securities of JPMP, AON, Mitsui, Penske and its Affiliates (with respect to securities not held for the account of JPMP and AON), and Harvard to be included based on the pro rata amount of shares of Common Stock held, or obtainable by exercise or conversion of other securities of the Company, by JPMP, AON, Mitsui, Penske and its Affiliates (with respect to securities not held for the account of JPMP and AON), and Harvard, it being understood that for purposes of this Section 2.2(c) JPMP and AON shall be deemed to "hold" that aggregate number of Registrable Securities held by IMCG for the account of each of JPMP and AON; and (D) thereafter, to the extent the Section 2.2 Sale Amount is not exceeded, any other holder of Company securities entitled to register such securities.



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                 (ii) Notwithstanding anything contained herein to the contrary, with respect to the first primary offering of securities of the Company following the date hereof, in the event that the managing underwriter shall inform the Company by letter of its belief that the number of Registrable Securities requested to be included in such registration, when added to the number of other securities to be offered in such registration, would materially adversely affect such offering, then the Company shall include in such registration (A) all of the securities proposed by the Company to be sold for its own account, (B) thereafter, to the extent the Section 2.2 Sale Amount is not exceeded, any other securities of the Company requested to be included in such registration by JPMP, AON and Harvard up to an aggregate amount of 2,000,000 shares of Common Stock (allocated among JPMP, AON and Harvard, such allocation to be calculated on a pro rata basis among JPMP, AON and Harvard, determined with respect to all shares of Common Stock held, or obtainable by exercise, conversion or distribution of other securities of the Company, by Harvard and IMCG (only with respect to those securities held by IMCG for the respective accounts of JPMP and AON) (on a fully diluted basis) on the date hereof), (C) thereafter, to the extent that the Section 2.2 Sale Amount is not exceeded, any other securities of the Company requested to be included in such registration by JPMP, AON and Harvard up to an aggregate amount of 1,000,000 shares of Common Stock (allocated on a 3:1 ratio between Harvard, on the one hand, and JPMP and AON collectively, on the other hand (allocated between JPMP and AON based upon their pro-rata interests in IMCG on the date hereof) and (D) thereafter, to the extent that the Section 2.2 Sale Amount is not exceeded, any other Registrable Securities requested to be included in such registration by JPMP and AON (allocated between JPMP and AON based upon their pro-rata interests in IMCG on the date hereof).

         (d) Plan of Distribution. Any participation by holders of Registrable Securities in a registration by the Company pursuant to this Section 2.2 shall be in accordance with the Company's plan of distribution.

2.3   REGISTRATION PROCEDURES.

      If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and
2.2 hereof, the Company shall as expeditiously as possible:

         (a) prepare and file with the Commission as soon as reasonably practicable the requisite registration statement to effect such registration (and shall include all financial statements required by the Commission to be filed therewith) and thereafter use its best efforts to cause such registration statement to become effective; provided, however, that before filing such registration statement (including all exhibits) or any amendment or supplement thereto or comparable statements under securities or blue sky laws of any jurisdiction, the Company shall as promptly as practicable furnish such documents to IMCG, JPMP, AON and each underwriter, if any, participating in the offering of the Registrable Securities and their respective counsel, which documents will be subject to the reasonable review and comments of JPMP, AON, each underwriter and their respective counsel; and provided, further, however, that the Company may discontinue any registration of its securities pursuant to Section 2.2 or which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

         (b) notify IMCG, JPMP and AON of the Commission's requests for amending or supplementing the registration statement and the prospectus, and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities in accordance with the intended method of distribution thereof; provided, that except with respect to any such registration statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed 180 days.

         (c) furnish, without charge, to IMCG, JPMP, AON and each underwriter such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as JPMP, AON and such underwriters may reasonably request;

         (d) use its reasonable best efforts (i) to register or qualify all Registrable Securities and other securities covered by such registration statement under such securities or blue sky laws of such States of the United States of America where an exemption is not available and as JPMP, AON or any managing underwriter shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (iii) to take any other action which may be reasonably necessary or advisable to enable IMCG, JPMP and AON to consummate the disposition in such jurisdictions of the securities to be sold by JPMP and AON, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

         (e) furnish to IMCG, JPMP, AON and each underwriter, if any, participating in the offering of the securities covered by such registration statement, a signed counterpart of (i) an opinion of counsel for the Company, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's or any other entity's financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated) and, in the case of the legal opinion, such other legal matters, and, in the case of the accountants' comfort letter, such other financial matters, as the underwriters, JPMP or AON may reasonably request;

         (f) promptly notify IMCG, JPMP, AON and each managing underwriter, if any, participating in the offering of the securities covered by such registration statement (i) when such registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission for amendments or supplements to such registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and in the case of this clause (v), at the request of JPMP or AON promptly prepare and furnish to JPMP or AON, as the case may be, and each managing underwriter, if any, participating in the offering of the Registrable Securities, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and
(vi) at any time when the representations and warranties of the Company contemplated by Section 2.4(a) hereof cease to be true and correct;

         (g) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to JPMP and AON a copy of any amendment or supplement to such registration statement or prospectus;

         (h) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration;

         (i) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, use its commercially reasonable efforts to (x) cause all such Registrable Securities to be listed on a national securities exchange or failing that, (y) secure designation of all such Registrable Securities as a NASDAQ "national market system security" within the meaning of

Rule 11Aa2-1 of the Commission or failing that, (z) secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such shares with the National Association of Securities Dealers, Inc.;

         (j) deliver promptly to counsel to IMCG, JPMP, AON and each underwriter, if any, participating in the offering of the Registrable Securities, copies of all correspondence between the Commission and the Company, its counsel or auditors;

         (k) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

         (l) provide a CUSIP number for all Registrable Securities, no later than the effective date of the registration statement; and

         (m) make available its employees and personnel (including Company management) and otherwise provide reasonable assistance to IMCG, JPMP, AON and the underwriters (taking into account the needs of the Company's business) in their marketing of Registrable Securities, including, without limitation, the participation and cooperation of such employees and personnel (including Company management) in any "road show" or similar event undertaken by IMCG, JPMP, AON or the underwriters.

              The Company may require IMCG, JPMP and AON to furnish the Company such information regarding IMCG, JPMP and AON and the distribution of the Registrable Securities as the Company may from time to time reasonably request in writing to comply with its obligations hereunder. The Company shall be released from any obligation to JPMP or AON hereunder for so long as JPMP or AON, as the case may be, has not delivered such information to the extent required for purposes of the registrations.

              Each of JPMP and AON agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (f)
(iii), (iv) or (v) of this Section 2.3, JPMP or AON, as the case may be, will, to the extent appropriate, discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until, in the case of paragraphs (f)(iii) and (f)(iv) of this Section 2.3, such stop order, suspension, or other proceeding has been terminated, and, in the case of paragraph (f)(v) of this Section 2.3, its receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (f)(v) of this
Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in its possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. If the disposition by JPMP or AON, as the case may be, of its securities is discontinued pursuant to the foregoing sentence, the Company shall extend the period of effectiveness of the registration statement required pursuant to Section 2.3(b) by the number of days during the period from and including the date of the giving of notice to and including the date when JPMP or AON, as the case may be, shall have received copies of the supplemented or amended prospectus contemplated by paragraph
(f)(v) of this Section 2.3.

2.4   UNDERWRITTEN OFFERINGS.

              (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering requested by JPMP pursuant to a registration under Section 2.1, the Company shall enter into a customary underwriting agreement (in the form of underwriting agreement used at such time by the managing underwriter(s)) with a managing underwriter or underwriters selected pursuant to Section 2.1(f) which shall contain such terms as are generally prevailing in agreements of the managing underwriter(s), including, without limitation, their customary provisions relating to indemnification and contribution (the "Customary Terms"), it being agreed that such Customary Terms relating to indemnification and contribution of the underwriter by the Company shall supercede the provisions of Section 2.6 hereof insofar as those provisions of Section 2.6 relate to indemnification and contribution of the underwriter by the Company. If required by the underwriters, IMCG, JPMP and AON (if participating in the offering) shall be party to such underwriting agreement and may, at their respective option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of IMCG, JPMP and AON, and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of JPMP and AON. Neither JPMP nor AON shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding JPMP or AON, their respective ownership of and title to the Registrable Securities, and their respective intended methods of distribution and other representations that constitute Customary Terms, and any liability of JPMP or AON to any underwriter or other person under such underwriting agreement shall be several and not joint, and shall be limited to liability arising from breach of their respective representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that each of JPMP and AON, respectively, derives from such registration.

              (b) Incidental Underwritten Offerings. In the case of a registration pursuant to Section 2.2 hereof, if the Company shall have determined to enter into any underwriting agreements in connection therewith, all of the Registrable Securities to be included in such registration shall be subject to such underwriting agreements.

2.5      PREPARATION; REASONABLE INVESTIGATION.

         In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give each of IMCG, JPMP and AON, their respective underwriters, if any, and their respective counsel, accountants and other representatives and agents the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and give each of them such reasonable access to its books and records and such reasonable opportunities to discuss the business of the Company with its officers and employees and the independent public accountants who have certified its financial statements, and supply all other information reasonably requested by each of them, as shall be necessary or appropriate, in the opinion of JPMP or AON, and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

2.6   INDEMNIFICATION.

         (a) Indemnification by the Company. The Company agrees that in the event of any registration of any securities of the Company under the Securities Act, the Company shall indemnify and hold harmless each of JPMP and AON, their respective directors, officers, members, partners, agents and affiliates and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls JPMP or AON or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages, expenses, or liabilities, joint or several, to which JPMP or AON or any such director, officer, member, partner, agent or affiliate or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof), arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse JPMP, AON and each such director, officer, member, partner, agent or affiliate, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to JPMP, AON, or any such director, officer, member, partner, agent, affiliate, underwriter, or controlling person to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of JPMP or AON, as the case may be, specifically stating that it is for use in the preparation thereof; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any person from whom the person asserting any such losses, claims, damages, expenses or liabilities (the "Claimant") purchased securities, or any person controlling such person, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendment or supplement thereto) was not sent or given by or on behalf of such person to such Claimant, if required by law to have been so delivered, at or prior to the written confirmation of the sale of the securities sold to such Claimant, and if the prospectus (as so amended and supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities. Such indemnity shall remain in full force regardless of any investigation made by or on behalf of JPMP, AON or any such director, officer, member, partner, agent, affiliate, underwriter or controlling Person and shall survive the transfer of such securities by JPMP or AON, as the case may be.

         (b) Indemnification by JPMP and AON. As a condition to including any Registrable Securities in any registration statement, each of JPMP and AON, severally and not jointly, shall indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.6) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, but only to the extent such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of JPMP or AON, as the case may be, specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of such indemnifying party under this Section 2.6(b) shall be limited to the amount of proceeds (net of expenses and underwriting discounts and commissions) received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by JPMP or AON, as the case may be.

         (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 2.6, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this
Section 2.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action or proceeding is brought against an indemnified party, the indemnifying party shall be entitled to participate therein and, unless in the opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and if in the opinion of outside counsel to the indemnified party there may be legal defenses available to such indemnified party and/or other indemnified parties which are in conflict with or in addition to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action or proceeding on behalf of such indemnified party or parties, provided, however, that the indemnifying party shall be obligated to pay for only one counsel and one local counsel for all indemnified parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal expenses subsequently incurred by the latter in connection with the defense thereof (unless the first proviso in the preceding sentence shall be applicable). No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         (d) Contribution. If the indemnification provided for in this Section
2.6 shall for any reason be held by a court to be unavailable to an indemnified party under subsection (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under subsection (a) or (b) hereof, the indemnified party and the indemnifying party under subsection (a) or (b) hereof shall contribute to the aggregate losses, claims, damages, expenses and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same),
(i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, which resulted in such loss, claim, damage, expense or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect not only the relative fault but also the relative benefits received by the indemnifying party and the indemnified party from the offering of the securities covered by such registration statement as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 2.6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentence of this Section 2.6(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld. Notwithstanding anything in this subsection (d) to the contrary, no indemnifying party (other than the Company) shall be required to contribute any amount in excess of the proceeds (net of expenses and underwriting discounts and commissions) received by such party from the sale of the Registrable Securities in the offering to which the losses, claims, damages, expenses or liabilities of the indemnified parties relate.

         (e) Other Indemnification. Indemnification and contribution similar to that specified in the preceding subsections of this Section 2.6 (with appropriate modifications) shall be given by the Company, JPMP, and AON with respect to any required registration or other qualification of securities under any federal, state or blue sky law or regulation of any governmental authority other than the Securities Act. The indemnification agreements contained in this
Section 2.6 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract (other than any applicable underwriting agreement) and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the transfer of any of the Registrable Securities by JPMP or AON, as the case may be.

         (f) Indemnification Payments. The indemnification and contribution required by this Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

2.7      UNLEGENDED CERTIFICATES.

         In connection with the offering of any Registrable Securities registered pursuant to this Section 2, the Company shall promptly after the sale of such Registrable Securities (i) facilitate the timely preparation and delivery to JPMP, AON and the underwriters, if any, participating in such offering, of unlegended certificates representing ownership of such Registrable Securities being sold in such denominations and registered in such names as requested by JPMP, AON or such underwriters and (ii) instruct any transfer agent and registrar of such Registrable Securities to release any stop transfer orders with respect to any such Registrable Securities.

2.8      NO REQUIRED SALE.

         Nothing in this Agreement shall be deemed to create an independent obligation on the part of JPMP or AON to sell any Registrable Securities pursuant to any effective registration statement.

2.9      ACTION BY IMCG.

         Notwithstanding anything contained herein to the contrary, IMCG shall not take any action for, or exercise any right on behalf of, JPMP or AON without the prior direction or approval of JPMP or AON, as applicable, and IMCG agrees to take all necessary actions to effectuate the terms of this Agreement on behalf of JPMP and AON or otherwise. Furthermore, and for the avoidance of doubt, in the event of a liquidating distribution or dissolution of any of IMCG I or IMCG II, the rights of JPMP and AON hereunder shall not be effected in any way, and JPMP and AON shall continue to be entitled to the rights and benefits of this Agreement with respect to any Registrable Securities held by JPMP or AON, as the case may be.

                                  ARTICLE III

                                    RULE 144

         The Company shall take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144, or (ii) any similar rule or regulation hereafter adopted by the Commission including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of JPMP or AON, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                                   ARTICLE IV

                             AMENDMENTS AND WAIVERS

         This Agreement may be amended, modified or supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.

                                   ARTICLE V

                                   ADJUSTMENTS

         In the event of any change in the capitalization of the Company as a result of any stock split, stock dividend, reverse split, combination, recapitalization, merger, consolidation, or otherwise, the provisions of this Agreement shall be appropriately adjusted.

                                   ARTICLE VI

                                     NOTICE

         All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been given when received by the party to whom such notice is to be given at its address set forth below, or such other address for the party as shall be specified by notice given pursuant hereto:

                    (a)   If to JPMP, to it at:

                           c/o J.P. Morgan Partners, L.L.C.
                           1221 Avenue of the Americas
                           New York, New York 10020
                           Attention:  Mr. Donald J. Hofmann

                           With a copy to:
                           O'Sullivan LLP
                           30 Rockefeller Plaza
                           New York, New York  10112
                           Attention:  Christopher P. Giordano, Esq.;

                    (b)   If to AON, to it at:

                           Virginia Surety Company, Inc.
                           c/o Aon Advisers, Inc.
                           200 E. Randolph Drive
                           Chicago, Illinois  60601
                           Attention:  Andrew Ward
                           with a copy to:

                           Sidley Austin Brown & Wood LLP
                           Bank One Plaza
                           10 South Dearborn Street
                           Chicago, Illinois  60603
                           Attention:  Andrew Shaw, Esq.

                    (c)   If to the Company, to it at:

                           United Auto Group, Inc.
                           c/o Penske Corporation
                           13400 Outer Drive West
                           Detroit, Michigan  48239
                           Attention: General Counsel

                    (d)   If to IMCG I, to it at:

                           c/o Penske Corporation
                           13400 Outer Drive West
                           Detroit, Michigan 48239
                           Attention: General Counsel
                           Telecopy: 313-592-7124

                    (e)   If to IMCG II, to it at:

                           c/o Penske Corporation
                           13400 Outer Drive West
                           Detroit, Michigan 48239
                           Attention: General Counsel
                           Telecopy: 313-592-7124



                                  ARTICLE VII

                      ASSIGNMENT; THIRD PARTY BENEFICIARIES

         This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by the Company or IMCG, without the prior written consent of JPMP and AON. JPMP or AON may, at its election, at any time or from time to time, assign its rights under this Agreement, in whole or in part, to any of its Affiliates; provided, however, that any rights to withdraw shares from inclusion in a registration statement pursuant to Section 2 shall be made only by JPMP or AON for itself and all such Affiliates.

                                  ARTICLE VIII

                                    REMEDIES

         The parties hereto acknowledge and agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with its specific terms or was otherwise breached, and further acknowledge and agree that money damages are an inadequate remedy for the breach of this Agreement because of the difficulty of ascertaining the amount of damage that would be suffered in the event of such breach. The parties hereto accordingly agree that they each shall be entitled to obtain specific performance of any provision of this Agreement and injunctive or other equitable relief to prevent or cure breaches of any provision of this Agreement, this being in addition to any other remedy to which they may be entitled by law or equity.

         The parties hereto further agree that they shall not be permitted or have the right to terminate or suspend performance of any provision of this Agreement, it being agreed that all provisions of this Agreement shall continue and be specifically enforceable in all events and under all circumstances regardless of any events, occurrences, actions or omissions before or after the date hereof. In furtherance of the foregoing, the parties hereto agree that they shall not be permitted to, and shall not, bring any claim seeking to terminate or suspend performance of any provision of this Agreement or seeking any determination that any provision of this Agreement (including, without limitation, this Article VIII) is invalid, inapplicable or unenforceable. In any action or proceeding brought to enforce any provision of this Agreement (including the indemnification provisions thereof), the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

                                   ARTICLE IX

                              DESCRIPTIVE HEADINGS

         The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not control or otherwise affect the meaning hereof.

                                   ARTICLE X

                                  GOVERNING LAW

         This Agreement shall be construed and enforced in accordance with, and the rights and obligations of the parties hereto shall be governed by, the laws of the State of New York, without giving effect to the conflicts of law principles thereof. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and the United States of America located in the County of New York for any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in Article VI hereof shall be effective service of process for any action or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                                   ARTICLE XI

                                  COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                                  ARTICLE XII

                             INVALIDITY OF PROVISION

         The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any restriction or provision of this Agreement is held unreasonable, unlawful or unenforceable in any respect, such restriction or provision shall be interpreted, revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under law.

                                  ARTICLE XIII

                               FURTHER ASSURANCES

         Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                                  ARTICLE XIV

                                ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.

                             UNITED AUTO GROUP, INC.


                             By:   /s/ Robert H. Kurnick, Jr.
                                   ----------------------------------------
                                   Name:  Robert H. Kurnick, Jr.
                                   Title: Executive Vice President


                             J.P. MORGAN PARTNERS (BHCA), L.P.

                             By:   JPMP Master Fund Manager, L.P.,
                                   its General Partner

                             By:   JPMP Capital Corp.,
                                   its General Partner

                             By:   /s/ Donald J. Hofmann, Jr.
                                   ----------------------------------------
                                   Name:  Donald J. Hofmann, Jr.
                                   Title: Managing Director


                             VIRGINIA SURETY COMPANY, INC.


                             By:   /s/ Michael A. Conway
                                   ----------------------------------------
                                   Name:  Michael A. Conway
                                   Title: Senior Vice President

                             INTERNATIONAL MOTOR CARS GROUP I,
                             L.L.C.

                             By:   Penske Capital Partners, L.L.C.
                                   as Managing Member


                             By:   /s/ James A. Hislop
                                   ----------------------------------------
                                   Name:  James A. Hislop
                                   Title: President and Chief Executive
                                          Officer

                             INTERNATIONAL MOTOR CARS GROUP II, L.L.C.

                             By:   Penske Capital Partners, L.L.C.
                                   as Managing Member


                             By:   /s/ James A. Hislop
                                   ----------------------------------------
                                   Name:  James A. Hislop
                                   Title: President and Chief Executive
                                          Officer